UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         December 7, 2021

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
001-32373		27-0099920
(Commission File Number)		(IRS Employer Identification No.)

3355 Las Vegas Boulevard South
Las Vegas,	Nevada	89109
(Address of principal executive offices)		(Zip Code)
(702) 414-1000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	LVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.			☐

ITEM 1.01.	Entry into a Material Definitive Agreement.
On December 7, 2021 (the “Closing Date”), Las Vegas Sands Corp. (the “Borrower”) entered into Amendment No. 3 to Revolving Credit Agreement (the “Amendment”) with The Bank of Nova Scotia, as administrative agent (in such capacity, the “Administrative Agent”) with respect to the Revolving Credit Agreement, dated as of August 9, 2019 (as amended by that certain Amendment No. 1 to Revolving Credit Agreement, dated as of September 23, 2020, as further amended by that certain Amendment No. 2 to Revolving Credit Agreement, dated as of September 3, 2021, and otherwise in effect prior to the effectiveness of the Amendment, the “Existing Revolving Credit Agreement”), by and among the Borrower, the Administrative Agent and the lenders and issuing banks from time to time party thereto.
Pursuant to the Amendment, the Existing Revolving Credit Agreement was amended to update the terms therein that provide for a transition away from LIBOR as a benchmark interest rate and the replacement of LIBOR by a replacement benchmark interest rate or mechanism.
The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the full and complete text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
10.1	Amendment No. 3 to Revolving Credit Agreement, dated as December 7, 2021, by and between Las Vegas Sands Corp. and The Bank of Nova Scotia, as Administrative Agent.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2021

LAS VEGAS SANDS CORP.
By:	/S/ D. ZACHARY HUDSON
Name: D. Zachary Hudson Title: Executive Vice President, Global General Counsel and Secretary